Exhibit 10.1

SECURITIES PURCHASE AGREEMENT, dated as of August 30, 2010 (the “Agreement”), among SEBRING SOFTWARE LLC, a Florida limited liability company with offices located at 1400 Cattlemen Road, Suite D, Sarasota, Florida 34232  (the “Buyer”); THE INDIVIDUALS NAMED IN SCHEDULE A HERETO (collectively, the “Sellers” and each a “Seller”); and SUMOTEXT INCORPORATED, a Nevada corporation with offices located at 2100 Riverdale, Suite 200, Little Rock, Arkansas, 72202 (the “Company”).

INTRODUCTION

           The Sellers own beneficially and of record an aggregate of 6,306,950 restricted shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) of the Company representing at the date hereof approximately 81.1% of the outstanding shares of Common Stock.  The Buyer desires to acquire from the Sellers, and the Sellers desire to sell to the Buyer, the Shares in accordance with, and subject to, the terms hereof, allocated among the Sellers as set forth in Schedule A hereto.

NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

“Business Day” shall mean any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

“Buyer” shall have the definition assigned thereto in the introductory paragraph hereto.

“Closing” shall mean the closing of the purchase by Buyer from the Sellers of the Shares.

           “Closing Date” shall have the definition assigned thereto in Section 2.02(a) hereof.

           “Common Stock” shall have the definition assigned thereto in to introduction hereto.

           “Company” shall have the definition assigned thereto in the introductory paragraph hereto.

           “Dispose Of” shall mean to pledge, hypothecate, give away, sell, grant an option (other than pursuant hereto) with respect to, or otherwise transfer.

“Environmental Laws” shall have the definition assigned thereto in Section 3.01(q).

           “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall have the definition assigned thereto in Section 3.01(a)(i).

“Exchange” means the share exchange or similar transaction entered into between the Buyer and the Company, subsequent to the Closing, pursuant to which Buyer will become a wholly-owned subsidiary of the Company.

“Existing Director” shall have the definition assigned thereto in Section 4.04.

           “Investment Company Act” shall have the definition assigned thereto in Section 3.01(n).

“Last Company Financial Statement Date” shall mean May 31, 2010.

           “Last Company Financial Statements” shall mean the balance sheet, statement of income, and statement of cash flows, and the notes thereto, of the Company as of the Last Company Financial Statement Date.

“New Director” shall have the definition assigned thereto in Section 4.04.

“Purchase Price” shall have the definition assigned thereto in Section 2.01 hereof.

            “SEC” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the definition assigned thereto in Section 3.01(a)(i).

           “Securities Act” shall mean the Securities Act of 1933, as amended.

           “Seller” and “Sellers” shall have the definition assigned thereto in the introductory paragraph hereto.

           “Shares” shall have the definition assigned thereto in the introduction hereto.

“Spin-Off” shall mean the transfer of the operations, assets and liabilities of the Company to a separate, private company, owned by the Spin-Off Owners, pursuant to a Spin-Off Agreement, which shall be affected concurrently with and/or immediately subsequent to the Exchange, as described in greater detail herein and set forth in the Spin-Off Agreement.

“Spin-Off Agreement” means an agreement by and between the Company, SumoText Corporation and Buyer, setting forth the terms and conditions of the Spin-Off.

“Spin-Off Owners” means Timothy Miller, Jim Stevenson, and Steve Bova.

“Split” shall mean the 11-for-one split of the outstanding Common Stock to be effective subsequent to the Closing.

           “Taxes” shall have the definitions assigned thereto in Section 3.01(j).

ARTICLE II

ACQUISITION AND EXCHANGE OF SHARES

Section 2.01  The Agreement.  At the Closing, the Buyer shall acquire from the Sellers, and the Sellers shall sell to the Buyer, the Shares in accordance with Schedule A hereto in exchange for an aggregate purchase price of US$350,000 in cash (including the $25,000 non-refundable deposit (the “Deposit”) heretofore delivered by the Buyer to the escrow account maintained by The Loev Law Firm, PC), less (i) the amount of any liabilities of the Company which will remain following the consummation of the Spin-Off and (ii) the aggregate amounts paid for shares of Common Stock in the Third Party Common Stock Acquisitions (as hereinafter defined) (the “Purchase Price”), allocated among the Sellers as determined among themselves.

Section 2.02 Closing; Exchanges.

(a) The Closing shall take place on the date hereof (the “Closing Date”) at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, or by electronic means, as determined by the Buyer in its sole discretion.

(i) On the Closing Date, the Sellers shall deliver or cause to be delivered to Buyer, stock certificates evidencing the Shares along with blank stock powers with medallion signature guaranties.

(ii)  At or before the Closing Date, the Buyer shall:

(A) deliver to the escrow account maintained by The Loev Law Firm, PC, the Purchase Price less the Deposit by certified or official bank check or by electronic wire transfer in accordance with instructions theretofore provided by The Loev Law Firm, PC to the Buyer;

            (B) have entered into the Spin-Off Agreement and agreed to effect the Spin-Off in exchange for the Spin-Off Owners’ agreement to: (i) forgive any related party debt owed by the Company to any of the Spin-Off Owners; and (ii) indemnify the Company against any liability relating to the business of the Company prior to the Spin-Off;

(iii)           At or before the Closing Date, the Spin-Off Owners will have entered into the Spin-Off Agreement and agreed to effect the Spin-Off and to (A) forgive any related party debt owed by the Company to the Spin-Off Owners; and (B) indemnify the Company against any liability relating to the business of the Company prior to the Spin-Off;

(iv)           At or before the Closing Date, the Company will deliver to the Buyer an Officer’s Certificate in the form of Exhibit 2.02(a)(iii) hereto, dated the Closing Date, certifying, among other things, that all representations, warranties, covenants, and conditions set forth herein by the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(v)           At or before the Closing Date, each Seller will deliver to the Buyer and the Company a certificate in the form of Exhibit 2.02(a)(iv) hereto, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by such Seller and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(vi)           At or before the Closing Date, the Buyer will have entered into the Spin-Off Agreement and agreed to the terms and conditions thereof;

(vii)          At or before the Closing Date, the Buyer, or a duly appointed agent thereof, will deliver to the Sellers one or more Certificates in the form of Exhibit 2.02(a)(v) hereto, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by the Buyer are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

(viii)           At or before the Closing Date, the Sellers and the Buyer shall execute a cross-receipt in the form of Exhibit 2.02(a)(vi) hereto.

(b)           The Shares shall be authorized, issued, and outstanding shares of Common Stock.  All Shares shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act.  The acquisition by the Buyer of the Shares shall be subject to an exemption from the registration requirements of the Securities Act, under Section 4(1) and/or Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.  Certificates representing the Shares shall bear a restrictive legend in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

Section 2.03   Approval.  In anticipation of this Agreement, the Board of Directors of the Company has taken all necessary and requisite corporate and other action in order to approve this Agreement and all transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01   Representations and Warranties of Sellers and the Company.  Each of the Sellers and the Company, jointly and severally, represent and warrant to, and agree with, the Buyers as follows:

(i)       The Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act.  The Company has made available to the Buyer true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act, as such documents have been amended since the time of the filing thereof (collectively, including all forms, reports, schedules, statements, exhibits, and other documents filed by the Company therewith, the “SEC Documents”). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.

(ii)         The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures were ineffective in the opinion of management as of August 31, 2009; however, in the opinion of the Company’s management, such controls and procedures are effective to ensure that:

(A)          all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents;

(B)           transactions are executed in accordance with management’s general or specific authorizations;

(C)           transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability;

(D)           access to assets is permitted only in accordance with management’s general or specific authorization; and

(E)            the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has made available to the Buyer copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures.  The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company all to the extent required by generally accepted accounting principles.

(iii)           The Chief Executive Officer and the Chief Financial Officer of the Company has signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(iv)           The Company has heretofore made available to the Buyer complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Buyer the matters and statements made in such certificates.

(b)  At the date hereof and at the Closing Date:

           (i)            the Common Stock is eligible to trade and be quoted on, and is quoted on,  the over-the-counter Bulletin Board market maintained by The Nasdaq Stock Market (the “OTCBB”) and has received no notice or other communication indicating that such eligibility is subject to challenge or review by the any applicable regulatory agency, electronic market administrator, or exchange;

           (ii)           the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

           (iii)           the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB;

                           (iv)          The Common Stock is eligible for participation in The Depository Trust Company book entry system; and

(i) The Company has no “strikes” with FINRA (e.g., no late 10-K or 10-Q filings).

(c)           Other than as disclosed in the SEC Documents, the Company has no subsidiaries or affiliated corporation or any interest in any other enterprise (whether or not such enterprise is a corporation).  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; except as otherwise disclosed in the SEC Documents, the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company; and the Company is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company taken as a whole.  The SEC Documents accurately describe any corporation, association or other entity owned or controlled, directly or indirectly, by the Company.

(d) The Company has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by the Company, constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Company to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets.

 (e) There is not any pending or, to the best of each Seller’s and the Company's knowledge, threatened, action, suit, claim or proceeding against the Company, or any of the Company’s officers or any of the respective properties, assets or rights of the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over the Company’s officers or the properties of the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of the Company or might materially and adversely affect its properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) allege a violation of any Federal or state securities laws.

           (f) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 7,779,806 shares of Common Stock are outstanding prior to the 11:1 forward stock split, and 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, no shares of which are outstanding.  Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company.  There is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company.  When delivered by the Sellers against payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and those that will automatically expire upon the execution hereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.  The Company has no stock option, stock bonus and other stock plans or arrangements which the holders of have not otherwise agreed in writing to convert to or assign as options, stock bonuses, or convertible securities of SumoText Company (the entity which will receive the ownership of the Spin-Off assets).

           (g)  M&K CPAS, PLLC (“M&K”) examined the financial statements of the Company, together with the related schedules and notes, for the year ended August 31, 2009 and Malone & Bailey, PC (“Malone & Bailey”) examined the financial statements of the Company, together with the related schedules and notes, for the year ended August 31, 2008 (collectively, the “Auditors”), filed with the SEC as a part of the SEC Documents.  M&K and Malone & Bailey are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder.  The audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply.  All audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the SEC as part of the SEC Documents, (i) complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, (ii) have been and will be prepared in accordance with U.S. generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the SEC) and (iii) fairly present and will fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows. The procedures pursuant to which the aforementioned financial statements have been audited are compliant with generally accepted auditing standards as applied in the United States. The selected and summary financial and statistical data included in the SEC Documents present and will present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.  No other financial statements or schedules are required to be included in the SEC Documents.   The financial statements referred to in this Section 3.01(g) contain all certifications and statements required under the SEC’s Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350 (Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.  Since the Last Company Financial Statement Date:

(i)  There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company.

(ii)  The Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company, other than the Split.

(iii)  Except as set forth in the SEC Documents, the operations and businesses of the Company have been conducted in all respects only in the ordinary course.

Other than a “going concern” qualification in the report of the Auditors with respect to the financial statements of the Company, there is no fact known to Sellers or the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that neither Sellers nor the Company expresses any opinion as to political or economic matters of general applicability.  The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

(h)           Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company, (ii) any transaction committed to or consummated that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company incurred by the Company, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company (except for the Split), or (vi) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

(i)           At the Closing, and after giving effect to the Spin-Off (without taking into account the Exchange), the Company shall have no properties or assets and the Company shall be free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. At the Closing, and after giving effect to the Spin-Off (without taking into account the Exchange) the Company shall be party to no agreements except for this Agreement, which shall be a legal, valid and binding agreement, enforceable against the Company in accordance with its terms.

(j)           Giving effect to the Spin-Off, the Company hall have no liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax (“Taxes”), and liabilities to customers or suppliers.  Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes, if any, in the Last Company Financial Statements are sufficient for all accrued and unpaid Taxes of the Company, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Company Financial Statement Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto.  The execution, delivery, and performance of this Agreement by the Company will not cause any Taxes to be payable (other than those that may possibly be payable by a Seller as a result of the sale of the Shares) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Sellers.  The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of the Company and Sellers for all taxable years up to and including the taxable year ended August 31, 2003.  The Company has filed all federal, state, local, and foreign tax returns required to be filed by it; has made provided to the Buyer a true and correct copy of each such return which was filed in the past six years (or such shorter number of years that the Company has been in existence); has paid (or has established on the last balance sheet included in the last Company Financial Statement a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Buyer a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years (or such shorter number of years that the Company has been in existence) and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.  Sellers have paid all taxes payable thereby due on or prior to the date hereof.

(k)          Except as disclosed in the SEC Documents, the Company does not have any insurance; the Company has at no time been refused any insurance coverage sought or applied for.

(l)           No labor disturbance by the employees of the Company exists or, to the best of the Company’s knowledge, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company that might be expected to result in any material adverse change in the business, prospects, financial condition, or results of operations of the Company.  No collective bargaining agreement exists with any of the Company’s employees and, to the best of Sellers’ and the Company's knowledge, no such agreement is imminent.

(ii)           The Company does not have, or contribute to, and has never maintained or contributed to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of ERISA) or Pension Plan (as defined in ERISA) and the Company does not have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

(m)           Following the Spin-Off, the Company will not have any rights to use, patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights. The Company has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights; and the Company has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company.

(n)           The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations.

(o)           The Company has not, and no person or entity acting on behalf or at the request of the Company has, at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(ii)       Neither the Company, nor, to the best knowledge of each Seller and the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.  The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

                (ii)         None of the Sellers or the Company, or any officer, director or “affiliate” (as such term is defined in the Securities Act) of the Company, has been, within the ten years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

(p)           The Company has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock to facilitate the sale or resale of the Shares.

(q)           Except as set forth in the SEC Documents, (i) the Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) that are applicable to its business, (ii) the Company has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) to the best knowledge of the Company, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (v) the Company is not in violation of any federal or state law or regulation relating to occupational safety or health.

(r)           There are no outstanding loans, advances or guarantees of indebtedness by the Company to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any of the members of the families of any of them, except as disclosed in the SEC Documents.

(s)           The Company has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or the Buyer in connection with the transactions contemplated hereby or any other transaction involving the Company and the Buyers, except for fees payable to Abraxis Financial, David M. Loev and Jacob Cohen, all of which shall be paid at or prior to the Closing.

           (t)             No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

           (u)           The Company is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder except where such failure would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company.  The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(v)           Following the consummation of the Spin-Off Agreement, and notwithstanding the Exchange or any agreements the Company is subject to in connection therewith, the Company shall not be party to any contract, agreement or arrangement other than this Agreement.

Section 3.02  Representations and Warranties of the Sellers. Each Seller, severally, but not jointly, hereby represents and warrants to, and agrees with, the Buyer:

(a)           Such Seller has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of such Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by such Seller, constitutes the legal, valid, and binding obligation of such Seller, and is enforceable as to such Seller in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the such Seller for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its respective properties or assets is required for the execution and delivery of this Agreement and the consummation by such Seller of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which such Seller is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of such Seller to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws or analogous governing document of such Seller (if applicable) or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its respective properties or assets.

(ii)           If such Seller is an individual, such Seller has reached the age majority in his or her state of residence.

(iii)           If such Seller is not an individual, such Seller has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of formation with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business; such Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its respective business, prospects, condition (financial or otherwise), and results of operations; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; such Seller is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; such Seller is not in violation of its charter or bylaws or analogous governing documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on its respective business, prospects, financial condition or results of operations; and such Seller is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its properties or assets, which violation would have a material adverse effect on its respective business, prospects, financial condition or results of operations taken as a whole.

(b)           There is not any pending or, to the best of such Seller’s knowledge, threatened, action, suit, claim or proceeding against such Seller, or any of its officers or any of its respective properties, assets or rights, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its officers or the properties, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of such Seller or might materially and adversely affect their properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) allege a violation of any Federal or state securities laws.

(c)           When delivered by such Seller against payment therefor in accordance with the terms of this Agreement, the Shares delivered thereby will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind (other than under the Securities Act); and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares to be delivered thereby hereunder or the issuance and sale thereof other than those that have been expressly waived prior to the date hereof and will automatically expire upon the execution hereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.

(d)           The Seller is the sole record and beneficial owner of the Shares set forth opposite its respective name in Schedule A hereto, free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership.  The Shares to be delivered by such Seller hereunder are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein.  There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of such Shares.  Except as referenced in Schedule A, other than the Shares, such Seller owns beneficially or of record, no shares of capital stock or other securities of the Company, and does not own beneficially or of record, any securities exercisable for, or convertible into or exchangeable for, securities of the Company.

           (ii)           Such Sellers acquired the Shares owned beneficially and of record thereby from the Company in private transactions not involving a public offering and, on the dates of such acquisitions, such Seller paid the full purchase price therefor.    The Shares are “restricted securities” as defined in Rule 144(a) under the Securities Act.

           (iii)           Neither such Seller nor any affiliate thereof knows of any material adverse information regarding the current or prospective operations of the Company which has not been publicly disclosed.

Section 3.03Representations and Warranties of the Buyer.  Except as disclosed in the Buyer’s Disclosure Schedule attached hereto as Exhibit 3.03, the Buyer hereby represents and warrants to, and agrees with, the Sellers:

           (a)           The Buyer has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of the Buyer have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by such Buyer, constitutes the legal, valid, and binding obligation of the Buyer, and is enforceable as to the Buyer in accordance with its respective terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Buyer for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by such Buyer of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Buyer is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Buyer to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the operating agreement of the Buyer or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets.

           (b)           The Buyer is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.  The Buyer is acquiring the Shares for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. The Buyer understands that it may not sell or otherwise Dispose Of such Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.  The Buyer acknowledges being informed that the shares of Common Stock acquired thereby shall be unregistered, shall be “restricted securities” as defined in Rule 144(a) under the Securities Act, and must be held indefinitely unless (i) they are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available.  The Buyer further acknowledges that the Company does not have an obligation to currently register such securities for the account of the Buyer.

(c)           The Buyer has read and reviewed the Company’s latest periodic and current report filings on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov, including the audited and unaudited financial statements, description of business operations, risk factors and other disclosures set forth therein.

(d)           By virtue of the Buyer’s position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. The Buyer acknowledges that it has been afforded access to all material information which it has requested relevant to its decision to acquire the Shares and to ask questions of the Company’s management and that, except as set forth herein, none of the Sellers or the Company or anyone acting on behalf of any Seller or the Company, has made any representations or warranties to the Buyer which have induced, persuaded, or stimulated the Buyer to acquire such Shares.

(e)            Either alone, or together with their investment advisor(s), the Buyer has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares to be acquired thereby, and the Buyer is and will be able to bear the economic risk of the investment in such Shares.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.01 Indemnity.

(a) The Spin-Off Owners, jointly and severally, agree to indemnify and hold harmless the Buyer and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Article IV, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any material breach of any representation, warranty, covenant, or agreement of any Seller or the Company contained in this Agreement, (b) if the Closing takes place, any act or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby) which subjects the Buyer to damages related to such act or omission, and (c) the products and operations of the Company, if any, prior to Closing.  The foregoing agreement to indemnify shall be in addition to any liability the Sellers or the Company may otherwise have, including liabilities arising under this Agreement.

(b)           Buyer agrees to indemnify and hold harmless the Sellers, the Seller’s counsel and agents, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Article IV, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any material breach of any representation, warranty, covenant, or agreement of the Buyer contained in this Agreement, (b) if the Closing takes place, any act or alleged omission of Buyer occurring at or subsequent to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby) which subjects the Seller to damages related to such act or omission, and (c) the products and operations of the Company, if any, subsequent to Closing and not related to the business and operations which are the subject of the Spin-Off.  The foregoing agreement to indemnify shall be in addition to any liability the Buyers may otherwise have, including liabilities arising under this Agreement.

Section 4.02   Stockholders; Other Securities.  Each of the Spin-Off Owners and the Company hereby agrees that immediately prior to the Closing, the Company will have at least 35 stockholders.  Prior to the date of this Agreement, all of the Company’s outstanding convertible debt, options, warrants and all other indebtedness of the Company shall have been cancelled.

           Section 4.03   Assets and Liabilities. Each of the Spin-Off Owners and the Company hereby agrees that, following the Spin-Off, and not taking into account any assets or liabilities assumed in connection with the Exchange, the Company shall have no assets and no liabilities.

           Section 4.04  Corporate Governance.    At the Closing, (a) the Board of Directors of the Company shall consist of one current director  (the “Existing Director”), who shall resign immediately thereafter, and one director appointed by Buyer (the “New Director”), and (b) all officers of the Company shall resign and the Board of Directors shall appoint the designees of the Buyer as the sole officers thereof.

Section 4.05  Further SEC Filings.  Each of the officers and directors of the Company shall take all such further acts as shall be required to permit the Company to file any SEC Documents to be filed at or following the Closing which reflect the business and operations of the Company prior to the Closing, and shall execute and deliver all certifications required to be filed by the Company with respect to financial statements of the Company reflecting in whole or in part the business and operations of the Company prior to the Closing.

Section 4.06   Split.  The Company covenants that the Split shall become effective subsequent to the Closing.  At the Closing, Sebring shall reimburse the Company up to $1,000 for costs and expenses associated with the Split.

Section 4.07  Other Stock Purchases.  Simultaneously with the Closing, persons designated by Buyer shall acquire (the “Third Party Common Stock Acquisitions”) from certain non-“affiliated” (as such term is defined in the Securities Act) stockholders of the Company an aggregate of 660,218 unrestricted shares of Common Stock (representing approximately 8.5% of the outstanding Common Stock) and 746,638 restricted shares of Common Stock (representing approximately 9.6% of the outstanding shares of Common Stock).

ARTICLE V

MISCELLANEOUS

Section 5.01Expenses.  Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

Section 5.02Necessary Actions.  Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.  In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Sellers, the proper executive officers and/or directors of the Company, or the Buyer, as the case may be, will take all such necessary action.

Section 5.03Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.03.)  Any notice to the Company shall be addressed to the attention of the Corporate Secretary. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof.  Any notice given by other means permitted by this Section 5.03 shall be deemed given at the time of receipt thereof.

Section 5.04   Parties in Interest.  Except as expressly provided in Section 4.01 hereof, this Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns.  Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Section 5.05  Entire Agreement; Modification.  Except as otherwise expressly provided herein, this Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

Section 5.06Availability of Equitable Remedies.  Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

Section 5.07  Survival.  Each of the covenants, agreements, representations, and warranties contained in this Agreement shall survive the Closing Date until the date 18 months thereafter.  The statements contained in any document executed by either any Seller or the Company relating hereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, either any Seller or the Company pursuant hereto or thereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of such Seller or the Company, respectively, hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).  The statements contained in any document executed by the Buyer relating hereto or delivered to either any Seller or the Company in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, the Buyer pursuant hereto or thereto or delivered to either any Seller or the Company in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of the Buyer hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).

Section 5.08Binding Effect.  The provisions of this Agreement shall be binding upon and inure to the benefit of each of the Sellers, the Company, and the Buyer, and their respective successors and assigns; provided, however, that no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

Section 5.09  Counterpart.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document.  The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

Section 5.10  Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof.  If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.11  Headings.  The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 5.12Governing Law.   This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of Nevada, without regard to the conflict of law principles thereof.

Section 5.13Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

SELLERS

/s/ Tim Miller Name: Tim Miller	/s/ Jim Stevenson Name: Jim Stevenson
/s/ Joe Miller Name: Joe Miller /s/ Eric Woods Name: Eric Woods	/s/ Doug Cooper Name: Doug Cooper
SEBRING SOFTWARE LLC By: /s/ Leif Andersen Name: Leif Andersen Title: President	SUMOTEXT INCORPORATED By: /s/ Tim Miller Name: Tim Miller Title: President

Schedule A

Sellers

NAME	ADDRESS			SHARES	PRICE	TOTAL
Tim Miller	38 Pamela Drive	Little Rock, AR	72227	1,757,700	$0.04537	$79,746.85
Jim Stevenson	3028 Steeplegate Dr	Germantown, TN	38138	1,562,722	$0.04537	$70,900.70
Joe Miller	260 S. Osceola Ave. #1107	Orlando, FL	32801	1,255,500	$0.04537	$56,962.04
Doug Cooper	PO Box 37 CR 1030	Henderson, AR	72544	1,197,477	$0.04537	$54,329.53
Eric Woods	7454 East Whistling Wind Way	Scottsdale, AZ	85255	533,551	$0.04537	$24,207.21